                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 3, 1999
                                                  -----------

                                  Advanta Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                       0-14120                 23-1462070
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)




Welsh & McKean Roads, Spring House, Pennsylvania                 19477
------------------------------------------------               ----------
    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (215) 657-4000
                                                    --------------

Form 8-K                            Advanta Corp.
May 3, 1999



Item 7.           Financial Statements and Exhibits.

(c)               Exhibits:

                  The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No.333-74575) on Form S-3 of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Form 8-K                            Advanta Corp.
May 3, 1999


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Advanta Corp.


                                   By: /s/ Elizabeth H. Mai
                                       -----------------------------------------
                                       Elizabeth H. Mai, Senior Vice President,
                                       Secretary and General Counsel




May 3, 1999

Form 8-K                            Advanta Corp.
May 3, 1999



                                Index to Exhibits
                                -----------------


Exhibit Number Per
Item 60l of
Regulation S-K                      Description of Document
--------------                      -----------------------

     4.2 Unanimous Consent of the Executive Committee of the Board of Directors (Company Order), dated as of May 3, 1999